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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        DATE OF REPORT: FEBRUARY 13, 2002
                        ---------------------------------
                        (Date of earliest event reported)



                             OVERSEAS PARTNERS LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Islands of Bermuda                      0-11538                      N/A
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(State or other jurisdiction of    (Commission file           (I.R.S. Employer
incorporation or organization)          Number)              Identification No.)


         Cumberland House, One Victoria Street, Hamilton HM 11, Bermuda
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (441) 295-0788
                                                           --------------


                                 Not Applicable
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Former name, former address and former fiscal year, if changed since last report

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ITEM 5 - OTHER EVENTS

On February 13, 2002 Overseas Partners Ltd. ("OPL") issued a Letter to Shareholders and Press Release describing the decisions made by the OPL Board of Directors to stop writing new reinsurance business in Bermuda, find a buyer for OPUS Re, and begin running off OPL's reinsurance reserves. The information contained in the Letter to Shareholders and Press Release, which are attached as an Exhibit to this report, is incorporated herein by reference.

ITEM 7 - FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

The Registrant is filing herewith the Letter to Shareholders and Press Release listed as Exhibit 99.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned, hereunto duly authorized.

Date: February 13, 2002                    OVERSEAS PARTNERS LTD.
      -------------------                  -----------------------
                                           (Registrant)



                                           By: /s/ Mary R. Hennessy
                                           -------------------------------------
                                           Mary R. Hennessy
                                           President and Chief Executive Officer



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                                  EXHIBIT INDEX

99         Letter to Shareholders and Press Release,  Filed herewith.
           Dated February 13, 2002